Exhibit 99.1

FOR IMMEDIATE RELEASE	JULY 27, 2011

Investor Relations Contact:	Media Relations Contact:
Sujal Shah	Maureen Dvorak
610-712-5471	610-712-1742
sujal.shah@lsi.com	maureen.dvorak@lsi.com

cc11-39/C1119

LSI Reports Second Quarter 2011 Results

Company Anticipates 10% Sequential Revenue Growth in Q3

MILPITAS, Calif., July 27, 2011 – LSI Corporation (NYSE: LSI) today reported results for its second quarter ended July 3, 2011.

On May 6, 2011, LSI completed the sale of its external storage systems business to NetApp. The financial results of the external systems business have been classified as discontinued operations in LSI’s financial statements. Our ongoing business is referred to as “continuing operations.”

Second Quarter 2011 News Release Summary

•	Second quarter 2011 revenues from continuing operations of $501 million

•	Second quarter 2011 GAAP* income from continuing operations of 5 cents per diluted share

•	Second quarter 2011 non-GAAP** income from continuing operations of 10 cents per diluted share

•	Second quarter operating cash flows of $38 million

Third Quarter 2011 Business Outlook

•	Projected revenues from continuing operations of $535 million to $565 million

•	GAAP* income from continuing operations in the range of $0.01 to $0.11 per share

•	Non-GAAP** income from continuing operations in the range of $0.11 to $0.17 per share

*	Generally Accepted Accounting Principles.

**	Excludes goodwill and other intangible asset impairment, stock-based compensation, amortization of acquisition-related intangibles, purchase accounting effect on inventory, restructuring of operations and other items, net, and gain/loss on sale/write-down of investments. It also excludes the income tax effect associated with the above-mentioned items. It also excludes, in the case of non-GAAP net income, gain from the sale of the external storage systems business.

“Our strong execution in the second quarter and guidance for the third quarter, which represents 10 percent sequential revenue growth at the mid-point, reflect share gains and program ramps at key customers across multiple businesses,” said Abhi Talwalkar, LSI president and CEO. “LSI is now entering an exciting new phase in our evolution. With our transformation complete, we are well positioned to drive above-market growth, generate greater profitability and increase shareholder value.”

Second quarter 2011 revenues from continuing operations were $501 million, above the high end of guidance, compared to $473 million generated from continuing operations in the second quarter of 2010, and compared to $473 million generated from continuing operations in the first quarter of 2011.

Second quarter 2011 GAAP* income from continuing operations was $28 million or 5 cents per diluted share, compared to second quarter 2010 GAAP income from continuing operations of $3 million or break-even per diluted share. Second quarter 2011 GAAP results compare to first quarter 2011 GAAP income from continuing operations of $19 million or 3 cents per diluted share. Second quarter 2011 GAAP income from continuing operations included a net charge of $31 million from special items, consisting primarily of $29 million of amortization of acquisition-related items and $14 million of stock-based compensation expense, offset by an $11 million credit for net restructuring and other items.

Second quarter 2011 GAAP net income was $294 million or 48 cents per diluted share, compared to second quarter 2010 GAAP net income of $7 million or 1 cent per diluted share. Second quarter 2011 GAAP net income includes a gain of $260 million or 43 cents per diluted share related to the sale of the external storage systems business to NetApp. Second quarter 2011 GAAP net income compares to first quarter 2011 GAAP net income of $10 million or 2 cents per diluted share.

Second quarter 2011 non-GAAP** income from continuing operations was $60 million or 10 cents per diluted share, compared to second quarter 2010 non-GAAP income from continuing operations of $61 million or 9 cents per diluted share. First quarter 2011 non-GAAP income from continuing operations was $65 million or 10 cents per diluted share.

Second quarter 2011 non-GAAP net income was $79 million or 13 cents per diluted share, compared to second quarter 2010 non-GAAP net income of $71 million or 11 cents per diluted share. First quarter 2011 non-GAAP net income was $82 million or 13 cents per diluted share.

Cash and short-term investments totaled approximately $907 million at quarter end. The company completed second-quarter purchases of approximately 42 million shares of its common stock for approximately $300 million. On a year-to-date basis, the company has purchased approximately 56 million shares of its common stock for approximately $397 million under its $750 million share repurchase program.

Bryon Look, LSI CFO and chief administrative officer, said, “In addition to exceeding the high end of our revenue guidance in the second quarter, we were active in buying back stock and have repurchased 56 million shares year to date. We remain committed to driving earnings growth and getting to our target business model. Our guidance implies strong operating margin expansion in the third quarter, demonstrating the earnings leverage we have created.”

LSI Third Quarter 2011 Business Outlook

For Continuing Operations

	GAAP*	Special Items	Non-GAAP**
Revenue	$535 million to $565 million		$535 million to $565 million
Gross Margin	45.5% – 49.5%	$20 million to $30 million	51.0% – 53.0%
Operating Expenses	$213 million to $233 million	$15 million to $25 million	$198 million to $208 million
Net Other Income	$5 million		$5 million
Tax	Approximately $10 million		Approximately $10 million
Income From Continuing Operations Per Share	$0.01 to $0.11	($0.06) to ($0.10)	$0.11 to $0.17
Diluted Share Count	575 million		575 million

Capital spending is projected to be around $20 million in the third quarter and approximately $55 million in total for 2011.

Depreciation and software amortization is projected to be around $16 million in the third quarter and approximately $75 million in total for 2011.

LSI Conference Call Information

LSI will hold a conference call today at 2 p.m. PDT to discuss second quarter financial results and the third quarter 2011 business outlook. Internet users can access the conference call at http://www.lsi.com/webcast. Subsequent to the conference call, a replay will be available at the same web address.

Forward-Looking Statements: This news release contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: our ability to eliminate costs related to the external storage systems business that we sold to NetApp; our ability to repurchase our common stock at prices we believe to be advantageous; the impact of the recent earthquake, tsunami and nuclear power plant events in Japan; our reliance on major customers and suppliers; our ability to keep up with rapid technological change; our ability to compete successfully in competitive markets; fluctuations in the timing and volumes of customer demand; the unavailability of appropriate levels of manufacturing capacity; and general industry and macro-economic conditions. For additional information, see the documents filed by LSI with the Securities and Exchange Commission, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K and 10-Q. LSI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About LSI

LSI Corporation (NYSE: LSI) is a leading provider of innovative silicon, systems and software technologies that enable products which seamlessly bring people, information and digital content together. The company offers a broad portfolio of capabilities and services including custom and standard product ICs, adapters, systems and software that are trusted by the world’s best known brands to power leading solutions in the Storage and Networking markets. More information is available at www.lsi.com.

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Editor’s Notes:

1.	All LSI news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by PR Newswire and are immediately thereafter posted on the company’s external website, http://www.lsi.com.
2.	LSI and the LSI & Design logo are trademarks or registered trademarks of LSI Corporation.
3.	All other brand or product names may be trademarks or registered trademarks of their respective companies.

LSI CORPORATION

Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	July 3, 2011	April 3, 2011	December 31, 2010
Assets
Current assets:
Cash and short-term investments	$906.5	$682.3	$676.6
Accounts receivable, net	234.1	286.1	326.6
Inventories	193.8	155.0	186.8
Prepaid expenses and other current assets	73.8	68.4	73.3
Assets held for sale	18.6	236.3	0.5

Total current assets	1,426.8	1,428.1	1,263.8

Property and equipment, net	178.5	188.0	223.2
Goodwill and identified intangible assets, net	563.4	592.0	749.8
Other assets	147.2	146.8	188.1

Total assets	$2,315.9	$2,354.9	$2,424.9

Liabilities and Stockholders’ Equity
Current liabilities	$447.7	$484.3	$484.6
Pension, tax and other liabilities	567.5	611.0	622.8

Total liabilities	1,015.2	1,095.3	1,107.4

Stockholders’ equity:
Common stock and additional paid-in capital	5,678.4	5,932.3	6,004.3
Accumulated deficit	(4,064.5)	(4,358.3)	(4,368.5)
Accumulated other comprehensive loss	(313.2)	(314.4)	(318.3)

Total stockholders’ equity	1,300.7	1,259.6	1,317.5

Total liabilities and stockholders’ equity	$2,315.9	$2,354.9	$2,424.9

LSI CORPORATION

Consolidated Statements of Operations (GAAP)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	July 3,	April 3,	July 4,	July 3,	July 4,
	2011	2011	2010	2011	2010
Revenues	$500,644	$473,264	$473,447	$973,908	$946,119
Cost of revenues	240,692	225,459	217,859	466,151	445,486
Amortization of acquisition-related intangibles	20,281	21,818	28,835	42,099	57,670
Stock-based compensation expense	2,051	1,813	1,985	3,864	3,401

Total cost of revenues	263,024	249,090	248,679	512,114	506,557

Gross profit	237,620	224,174	224,768	461,794	439,562

Research and development	139,220	136,124	136,121	275,344	268,963
Stock-based compensation expense	6,653	6,223	6,750	12,876	12,770

Total research and development	145,873	142,347	142,871	288,220	281,733

Selling, general and administrative	58,526	54,917	54,763	113,443	110,493
Amortization of acquisition-related intangibles	8,319	8,319	8,948	16,638	17,896
Stock-based compensation expense	4,948	5,631	6,439	10,579	12,126

Total selling, general and administrative	71,793	68,867	70,150	140,660	140,515

Restructuring of operations and other items, net	(10,904)	2,806	5,086	(8,098)	6,706

Income from operations	30,858	10,154	6,661	41,012	10,608
Interest expense	—	—	(1,707)	—	(5,601)
Interest income and other, net	6,450	4,288	4,639	10,738	(4,168)

Income from continuing operation before income taxes	37,308	14,442	9,593	51,750	839
Provision for/(benefit from) income taxes	8,900	(4,104)	6,911	4,796	(16,191)

Income from continuing operations	28,408	18,546	2,682	46,954	17,030
Income/(loss) from discontinued operations, net of tax	265,376	(8,392)	4,750	256,984	12,922

Net income	$293,784	$10,154	$7,432	$303,938	$29,952

Basic income per share:
Income from continuing operations	$0.05	$0.03	$0.00	$0.08	$0.03

Income/(loss) from discontinued operations	$0.44	$(0.01)	$0.01	$0.42	$0.02

Net income	$0.49	$0.02	$0.01	$0.50	$0.05

Diluted income per share:
Income from continuing operations	$0.05	$0.03	$0.00	$0.08	$0.03

Income/(loss) from discontinued operations	$0.43	$(0.01)	$0.01	$0.41	$0.02

Net income	$0.48	$0.02	$0.01	$0.49	$0.05

Shares used in computing per share amounts:
Basic	594,957	615,450	651,778	605,315	654,192

Diluted	611,093	629,733	661,540	621,248	663,857

A reconciliation of certain GAAP measures to non-GAAP measures is included below.

	Three Months Ended			Six Months Ended
	July 3,	April 3,	July 4,	July 3,	July 4,
	2011	2011	2010	2011	2010
Reconciliation of GAAP net income to non-GAAP net income:
GAAP income from continuing operations	$28,408	$18,546	$2,682	$46,954	$17,030

Special items:
a) Stock-based compensation expense-cost of revenues	2,051	1,813	1,985	3,864	3,401
b) Stock-based compensation expense-R&D	6,653	6,223	6,750	12,876	12,770
c) Stock-based compensation expense-SG&A	4,948	5,631	6,439	10,579	12,126
d) Amortization of acquisition-related intangibles-cost of revenues	20,281	21,818	28,835	42,099	57,670
e) Amortization of acquisition-related intangibles-SG&A	8,319	8,319	8,948	16,638	17,896
f) Restructuring of operations and other items, net	(10,904)	2,806	5,086	(8,098)	6,706
g) Write-down of investments	—	—	—	—	11,600

Total special items from continuing operations	31,348	46,610	58,043	77,958	122,169

Non-GAAP income from continuing operations	$59,756	$65,156	$60,725	$124,912	$139,199

Non-GAAP income from continuing operations per share:
Basic	$0.10	$0.11	$0.09	$0.21	$0.21

Diluted	$0.10	$0.10	$0.09	$0.20	$0.21

GAAP net income	$293,784	$10,154	$7,432	$303,938	$29,952

Special items:
a) Total special items from continuing operations	31,348	46,610	58,043	77,958	122,169
b) Stock-based compensation expense-discontinued operations	(526)	319	3,321	(207)	6,629
c) Amortization of acquisition-related intangibles-discontinued operations	—	886	2,453	886	4,906
d) Restructuring of operations-discontinued operations	14,079	23,811	(19)	37,890	(19)
e) Gain on sale of External business	(260,066)	—	—	(260,066)	—

Non-GAAP net income	$78,619	$81,780	$71,230	$160,399	$163,637

Non-GAAP net income per share:
Basic	$0.13	$0.13	$0.11	$0.26	$0.25

Diluted	$0.13	$0.13	$0.11	$0.26	$0.25

Shares used in computing non-GAAP per share amounts:
Basic	594,957	615,450	651,778	605,315	654,192

Diluted	611,093	629,733	661,540	621,248	663,857

LSI CORPORATION

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended			Six Months Ended
	July 3,	April 3,	July 4,	July 3,	July 4,
	2011	2011	2010	2011	2010
Operating activities:
Net income	$293,784	$10,154	$7,432	$303,938	$29,952
Adjustments:
Depreciation and amortization *	46,303	56,007	66,251	102,310	133,268
Stock-based compensation expense	13,126	13,986	18,495	27,112	34,926
Non-cash restructuring of operations and other items, net	10,140	10,824	(31)	20,964	(41)
Write-down of investments	—	—	—	—	11,600
(Gain)/loss on sale of property and equipment	(269)	(239)	265	(508)	268
Gain on sale of External business	(260,066)	—	—	(260,066)	—
Unrealized foreign exchange loss	1,202	1,379	3,205	2,581	990
Deferred taxes	(19,723)	(43)	85	(19,766)	183
Changes in assets and liabilities:
Accounts receivable, net	52,006	40,471	(8,509)	92,477	31,887
Inventories	(30,489)	(12,651)	(5,806)	(43,140)	(22,247)
Prepaid expenses, assets held for sale and other assets	(9,925)	(1,066)	14,438	(10,991)	6,343
Accounts payable	(14,983)	24,273	(5,863)	9,290	(14,410)
Accrued and other liabilities	(42,812)	(35,066)	(22,345)	(77,878)	(39,324)

Net cash provided by operating activities	38,294	108,029	67,617	146,323	173,395

Investing activities:
Purchases of debt securities available-for-sale	(8,601)	(15,530)	(1,189)	(24,131)	(1,189)
Proceeds from maturities and sales of debt securities available-for-sale	10,487	12,958	10,271	23,445	21,525
Proceeds from sale of External business, net of transaction costs	475,150	—	—	475,150	—
Purchases of other investments	(4,000)	—	(316)	(4,000)	(316)
Purchases of property and equipment	(15,656)	(21,542)	(21,097)	(37,198)	(48,373)
Proceeds from sale of property and equipment	586	310	177	896	199

Net cash provided by/(used in) investing activities	457,966	(23,804)	(12,154)	434,162	(28,154)

Financing activities:
Redemption of convertible subordinated notes	—	—	(349,999)	—	(349,999)
Issuance of common stock	33,612	17,319	17,953	50,931	21,588
Purchase of common stock under repurchase programs	(300,001)	(96,791)	(54,524)	(396,792)	(80,732)

Net cash used in financing activities	(266,389)	(79,472)	(386,570)	(345,861)	(409,143)

Effect of exchange rate changes on cash and cash equivalents	(957)	(11)	(895)	(968)	(3,012)

Net change in cash and cash equivalents	228,914	4,742	(332,002)	233,656	(266,914)
Cash and cash equivalents at beginning of period	526,528	521,786	843,379	521,786	778,291

Cash and cash equivalents at end of period	$755,442	$526,528	$511,377	$755,442	$511,377

*	Depreciation of fixed assets and amortization of intangible assets, software, and premiums on short-term investments.